DIRECT OPERATING COSTS	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS	DIRECT OPERATING COSTS
The company has no key employees or directors and does not remunerate key management personnel. Key decision makers of the company are all employees of the ultimate parent company or its subsidiaries, which provide management services under the Master Services Agreement with Brookfield. Refer to Note 26.
Direct operating costs are costs incurred to earn revenues and include all attributable expenses. The following table presents direct operating costs by nature for the years ended December 31, 2024, 2023, and 2022:

(US$ MILLIONS)	2024	2023	2022
Inventory costs	$508	$527	$490
Subcontractor and consultant costs	3,253	2,432	2,509
Concession construction materials and labor costs	163	299	323
Depreciation and amortization expense	780	728	498
Compensation	1,850	1,749	1,503
Other direct costs	1,014	1,059	840
Total	$7,568	$6,794	$6,163
Other direct costs include freight, cost of construction expensed and expected credit loss provisions on financial assets.
Total lease expenses relating to short-term and low-value leases included in direct operating costs for the year ended December 31, 2024 were $9 million (2023: $13 million ) and $3 million (2023: $4 million), respectively.